SUMMARY PROSPECTUS | January 2, 2019

U.S. Policy Alpha ETF

PLCY

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, each dated December 31, 2018, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at www.eventsharesfunds.com/plcy; by calling EventShares at 877-539-1510 or by sending an email request to info@EventShares.com.

PLCY LISTED ON Cboe BZX

EVENTSHARES U.S. POLICY ALPHA ETF

Investment Objective

The EventShares U.S. Policy Alpha ETF’s (the “Fund”) objective is to seek capital appreciation by investing in market segments that Active Weighting Advisors LLC (the “Advisor”) believes will be impacted by U.S. government policy and regulation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and Example set forth below.

Shareholder Fees (fees paid directly from your investment):

No shareholder fees are levied by the Fund for purchases and sales made on the Secondary Market. Investments in the Fund are subject to the Annual Fund Operating Expenses, below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Other Expenses	0.01%
Interest on Short Positions	0.01%
Remaining Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.86%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 88	$ 274	$ 477	$ 1,061

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in kind creations or redemptions of the Fund’s Shares. During the most recent fiscal period, the Fund’s portfolio turnover rate was 214% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective of capital appreciation by investing, including both long and short positions, primarily in equity securities traded in the U.S. markets. Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of issuers domiciled in the U.S. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed without shareholder approval.

The Fund typically holds securities of a limited number of issuers, generally 30 to 150, and invests in issuers with a market capitalization greater than $250 million USD. The Fund may, to a limited extent, invest in equity securities traded in non-U.S. markets, including emerging market securities, as well as fixed income securities, derivatives, currencies, and commodities. The Fund will be subject to active turnover, generally on a quarterly basis, throughout market cycles based on the outlook of the Advisor. At the discretion of the Advisor, the Fund may actively add and remove positions intra-quarter based on changing market conditions.

Investment Objective Definition

The Fund takes positions in securities that are expected by the Advisor to appreciate in value as a result of U.S. government regulations, trade policies and fiscal spending (“Policy and Regulation Themes”). The Advisor will, based on its discretionary analysis, identify themes it views as Policy and Regulation Themes. As of the date of this Prospectus, examples of Policy and Regulation Themes include, but are not limited to, budgets, legislative bills, executive actions, or government agency regulations that change:

•	the budget priorities and appropriations, such as defense, border security, or federal and state healthcare spending, of the U.S. government;
•	the status of any new or existing trade agreements between the U.S. and a foreign country or countries;
•	the levels of import or export taxes or tariffs levied by the U.S. on certain products based on the industry or sector related to a product and/or the country of origin of a product;
•	the regulation of an industry or sector, such as environmental use and permits, pharmaceutical product approval, and financial industry regulatory asset thresholds; and
•	the current Internal Revenue Code, including corporate and individual tax rates, the use of tax credits and expense categories allowed as deductions.

Security Selection Process

In its fundamental research process, the Advisor searches for sectors and issuers that it views as directly exposed to Policy and Regulation Themes. The Advisor’s research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and capture trends that have implications for individual issuers or entire sectors. During this fundamental research process, the Advisor screens for issuers that have the potential to either experience significant multi-year earnings growth or significant business model disruption due to Policy and Regulation Themes.

Each security will be assigned to an applicable Policy and Regulation Theme, with different Policy and Regulation Themes containing different numbers of individual securities. The Fund initiates long positions in the securities of issuers (or sectors) that the Advisor believes will appreciate in value as a result of the implementation of such Policy and Regulation Themes and short positions in the securities of issuers (or sectors) that the Advisor believes will depreciate in value as a result of the implementation of such Policy and Regulation Themes. While some Policy and Regulation Themes may include short positions, not all Policy and Regulation Themes will include a short position.

When initiating a Policy and Regulation Theme, the Advisor identifies the targeted weight and equal weights each security within the Policy and Regulation Theme regardless of its market capitalization or fundamental characteristics. The weight of each security within the portfolio is generally reviewed and rebalanced quarterly according to the following methodology. As of each quarterly rebalance date, the Advisor reviews the weight of each Policy and Regulation Theme, which may result in a Policy and Regulation Theme weight being modified and others not being modified. If the weight of a Policy and Regulation Theme is modified, each security within the relevant Policy and Regulation Theme is generally reweighted to equal weight. If the weight of a Policy and Regulation Theme is not modified, the securities within the relevant Policy and Regulation Theme are not reweighted to equal weight.

In determining whether to exit an investment position of the Fund, the Advisor uses the same type of analysis it uses in initiating a position. The Advisor continuously reviews each security for exposure to its associated Policy and Regulation Theme. If a security, based on the Advisor’s discretionary analysis, is determined to no longer be exposed to its associated Policy and Regulation Theme or if the investment position has appreciated in value as compared to the Advisor’s expectations, the Fund will exit the investment position by selling the security or covering the short, as applicable. Additionally, if the Advisor removes a Policy and Regulation Theme from consideration in constructing the portfolio, the investment positions relating to such theme will be exited.

In addition to equities, the Fund may invest in fixed income securities. The Fund may utilize, to a limited extent, futures contracts, swap contracts and option contracts to obtain or hedge exposure to any security selected as part of its investment process. The Fund may also invest in commodities positions through exposure obtained through futures contracts, swap contracts, option contracts or exchange-traded vehicles (including ETFs, exchange-traded notes (“ETNs”) and exchange-traded commodities).

The Fund will be constructed and managed in accordance with the Advisor’s current views of Policy and Regulation Themes. The failure of the U.S. government to take positive action on Policy and Regulation Themes may negatively impact the Fund’s portfolio. The Advisor does not intend to hedge the portfolio against, or otherwise take defensive positions with respect to, failure of the U.S. government to take positive action on Policy and Regulation Themes.

For additional information about the Fund’s principal investment strategies, including the thematic research and the security selection processes, see “Description of the Principal Strategies of the Fund.”

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Fund.”

LOSING ALL OR A PORTION OF YOUR INVESTMENT IS A RISK OF INVESTING IN THE FUND. FAILURE OF THE GOVERNMENT TO TAKE POSITIVE ACTION ON POLICY AND REGULATION THEMES, AS WELL AS OTHER FACTORS BESIDES GOVERNMENT ACTION, MAY RESULT IN LOSSES.

The following additional risks could affect the value of your investment:

Absence of Prior Active Market Risk. Although the Shares in the Fund are approved for listing on the Cboe BZX, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund, particularly during periods of market stress. Therefore, there may be times when there is little, sporadic or no market liquidity for Shares, which could negatively affect the price of such Shares. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

Asset Allocation Risk. The Fund’s investment performance depends upon the successful allocation by the Fund’s management team of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the management team’s allocation techniques and decisions will produce the desired results. The Fund’s selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Authorized Participant Risk. Only certain large institutions (each, an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting. This risk may be enhanced to the extent the securities held by the Fund are traded outside of a collateralized settlement system, such as with certain debt securities and non-US securities.

Commodities Risk. Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities, and exposure to commodities can cause the net asset value of Fund Shares to decline or fluctuate in a rapid and unpredictable manner.

Debt Securities Risk. Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, options and futures contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Developed Countries Risk. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector), and a prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Equity Securities Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of such issuer.

Exchange-Traded Vehicle Risk. The Fund may invest in ETFs, ETNs and other exchange-traded products (collectively with ETFs and ETNs, “ETPs”). The Fund’s investment in an ETP is exposed to additional expenses, underlying risks and market structure risks that relate to such ETP.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in market value of the Fund’s holdings. The market prices of the Fund’s Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for the Shares on the Exchange. The Advisor cannot predict whether Shares will trade below, at, or above their NAV, and an investor may sustain losses if Shares are purchased at a time when their market price is at a premium (above) their NAV, or sold at a time when their market price is at a discount to (below) their NAV.

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Issuer Risk. From time to time the Fund may have exposure to a limited number of issuers. During such times, the Fund is more susceptible to the risk that an issuer’s securities may decline (or appreciate, for short positions) in value.

Large-Capitalization Securities Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Management Risk. Your investment in the Fund varies with the success and failure of the Fund management team’s investment strategies and the Fund management team’s research, analysis, and determination of portfolio securities. If the Advisor’s investment strategies, including its stop loss and goal setting process, do not produce the expected results, the value of the Fund would decrease. The Advisor is newly formed and it and the portfolio managers have limited experience managing an ETF.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk. The Fund is a new fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Model Risk. There can be no assurance that any particular model or investment strategy for security selection or analysis of political, policy or economic themes, including those devised by the Advisor, will be profitable for any Fund, and may result in a loss of principal.

Political and Social Risk. Unanticipated political or social developments may result in sudden and significant investment losses. Political and social developments that are anticipated but at odds with the Fund’s theme may result in sudden and significant investment losses.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the political and economic markets of these geographic areas and may adversely affect their economies.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units,” which are expected to be worth in excess of $500 thousand each. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more or equal to their NAV. See “Market Trading Risk.”

Short Selling Risk. Short positions entered into by the Fund may involve higher risks and costs, and potential losses relating to such investments are not typically limited.

Small- and Medium-Sized Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

U.S. Tax Risk. To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, the Fund must satisfy certain income, asset diversification, and distribution requirements. If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to its shareholders, and such distributions would be taxable to its shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. If the Fund does not qualify as a regulated investment company, there will be reduced monies from which to pay shareholders a dividend.

Performance Information

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available on the Fund’s website at www.eventsharesfunds.com or by calling the Fund toll-free at 877-539-1510.

Management

Investment Advisor. Active Weighting Advisors LLC is the Fund’s investment advisor and is responsible to the Fund for its day-to-day investment management.

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is Benjamin Phillips, Chief Investment Officer of the Advisor. Mr. Phillips has served as portfolio manager of the Fund since the Fund’s commencement of operations in 2017.

Purchase and Sale of Fund Shares

The Fund is an ETF. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units comprised of blocks of 25,000 Shares, or whole multiples thereof. Shares are not individually redeemable, and may only be issued to or redeemed by or through Authorized Participants. The Fund’s Creation Units are issued and redeemed principally “in kind” for securities included in the Fund, but may also be issued and redeemed for cash. Retail investors may acquire Shares on the Cboe BZX through a broker-dealer. Shares of the Fund trade on the Secondary Market at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.